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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       September 8, 1997
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                        Northwest Pipeline Corporation
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             (Exact name of registrant as specified in its charter)


  Delaware                         1-7414                       87-0269236
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(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


295 Chipeta Way, Salt Lake City, UT                               84108
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(Address of principal executive offices)                        (zip code)


Registrant's telephone number, including area code:         801/583-8800
                                                   -----------------------------


Not Applicable
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(Former name or former address, if changed since last report)
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Item 5. Other Events

        The Company is undertaking a debt restructuring plan expected to lower its long-term interest rates. The debt retirements will be accomplished by redemption, open-market repurchases and tender offers for certain debt securities.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHWEST PIPELINE CORPORATION


Date: September 8, 1997                 By:    /S/ DAVID M. HIGBEE
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                                        Name:  David M. Higbee
                                        Title: Secretary